01UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) : April 14, 2020

FOUR CORNERS PROPERTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-37538	47-4456296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 Redwood Highway, Suite 1150, Mill Valley, California 94941
(Address of principal executive offices, including zip code)
(415) 965-8030
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.0001 par value per share	FCPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On April 14, 2020, Four Corners Property Trust, Inc. (the “Company”) issued a press release providing an update on the impact of COVID-19 on its business. The Company's press release is attached as Exhibit 99.1 hereto and is incorporated by reference in this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 to this Form 8-K is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Supplemental Risk Factor
The following risk factor supplements the risk factors described under “Item 1A. Risk Factors” in the Form 10-K and should be read in conjunction with the other risk factors presented in the Form 10-K.
Actual or perceived threats associated with epidemics, pandemics or public health crises could have a material adverse effect on our and our tenants’ businesses, financial condition, results of operations, cash flow, liquidity and ability to access the capital markets and satisfy debt service obligations.
Epidemics, pandemics or other public health crises, including the recent spread of novel strain of coronavirus (“COVID-19”), that impact economic and market conditions, particularly in markets where our properties are located, and preventative measures taken to alleviate any public health crises, including “shelter-in-place” or “stay-at-home” orders issued by local, state or federal authorities, may have a material adverse effect on our and our tenants’ businesses, financial condition, results of operations, liquidity and ability to access capital markets and satisfy our debt service obligations, and may affect our ability as a net-lease real estate investment trust to acquire properties or lease properties to our tenants, who may be unable, as a result of any economic downturn occasioned by public health crises, to make rental payments when due.
Our restaurant tenants, as well as our tenants that operate other retail businesses, depend on in-person interactions with their customers to generate unit-level profitability, and an epidemic, pandemic or other public health crisis may decrease customers’ willingness to frequent, and mandated “shelter-in-place” or “stay-at-home” orders may prevent customers from frequenting, our tenants’ businesses, which may result in our tenants’ inability to maintain profitability and make timely rental payments to us under their leases. In connection with the business stoppages at many of our properties, we have been engaged in discussions with tenants about how best to respond to the COVID-19 pandemic and restrictions intended to prevent its spread. In connection with these discussions, as of April 10, 2020, we have received rent concession requests from a substantial number of our tenants, including from many tenants who paid us rent for the month of April.  Most requests have been rent deferment requests related to when rent will be received, not if rent will be received.  In addition to responding to rent concession requests, we are also in active discussions with the vast majority of our tenants about how we can help them during this short-term crisis in ways that, on a long-term basis, create value for our stockholders as well.  While we have not agreed to any lease amendments or rent concessions with any of our tenants as of April 10, 2020, discussions with these tenants are ongoing.  Whether we enter into any lease amendments or agreements to defer rent with our tenants will be made by our management team and board, as appropriate, based on each tenant’s unique financial and operating situation.
However, the ongoing COVID-19 pandemic and restrictions intended to prevent its spread has already had a significant adverse impact on economic and market conditions around the world, including the United States and markets where our properties are located, in the first quarter of 2020 and could further trigger a period of sustained global and U.S. economic downturn or recession. Moreover, the ongoing COVID-19 pandemic and restrictions intended to prevent its spread could have significant adverse impacts on our business, financial condition, results of operations, cash flows, liquidity and ability to access the capital markets and satisfy our debt service obligations in a variety of ways that are difficult to predict. Such adverse impacts could depend on, among other factors:

•	our tenants’ ability or willingness to pay rent in full on a timely basis;

•	state, local, federal and industry-initiated efforts that may adversely affect landlords, including us, and their ability to collect rent and/or enforce remedies for the failure to pay rent;

•	our need to restructure leases with our tenants and our ability to do so on favorable terms or at all;

•
our ability to renew leases or re-lease available space in our proprieties on favorable terms or at all, including as a result of a deterioration in the economic and market conditions in markets where our properties are located or due to restrictions intended to prevent the spread of COVID-19 that frustrate our leasing activities;

•
a severe and prolonged disruption and instability in the global financial markets, including the debt and equity capital markets, all of which have already experienced and may continue to experience significant volatility, or deteriorations in credit and financing conditions (or a refusal or failure of one or more lenders under our revolving credit facility or purchasers under our note purchase agreement to fund their respective financing commitment to us) may affect our or our tenants’ ability to access capital necessary to fund our respective business operations or replace or renew maturing liabilities on a timely basis, on attractive terms or at all and may adversely affect the valuation of financial assets and liabilities, any of which could affect our and our tenants’ ability to meet liquidity and capital expenditure requirements;

•
complete or partial shutdowns of one or more of our tenants’ facilities or distribution centers, temporary or long-term disruptions in our tenants’ supply chains from local, national and international suppliers or delays in the delivery of products, services or other materials necessary for our tenants’ operations, which could force our tenants’ to reduce, delay or eliminate offerings of their products and services, reduce or eliminate their revenues and liquidity and/or result in their bankruptcy or insolvency;

•
our and our tenants’ ability to manage our respective businesses to the extent our and their management or personnel are impacted in significant numbers by the COVID-19 pandemic and are not willing, available or allowed to conduct work; and

•	our and our tenants’ ability to ensure business continuity in the event our continuity of operations plan is not effective or improperly implemented or deployed during the COVID-19 pandemic.
The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of the COVID-19 pandemic or restrictions intended to prevent its spread. Nevertheless, the ongoing COVID-19 pandemic and restrictions intended to prevent its spread and the current financial, economic and capital markets environment and future developments in these and other areas present material risks and uncertainties with respect to our business, financial condition, results of operations, cash flows, liquidity and ability to access the capital markets and satisfy our debt service obligations. Moreover, to the extent any of these risks and uncertainties adversely impact us in the ways described above or otherwise, they may also have the effect of heightening many of the other risks described under the section entitled “Item 1A. Risk Factors” in the Company’s most recent annual report on Form 10-K for the year ended December 31, 2019.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated April 14, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ JAMES L. BRAT
James L. Brat General Counsel and Secretary
Date: April 14, 2020
EXHIBIT LIST

Exhibit No.	Exhibit Description

99.1	Press Release dated April 14, 2020